Exhibit XIX

SEC report as at and for the six-month period ended June 30, 2024 Financial Statements filed with the U.S. Securities and Exchange Commission SEC report as at June 30, 2024 | 1

 Unaudited Condensed Semi-Annual Financial Statements as at and for the six-month period ended June 30, 2024 SEC Filing 2 | SEC report as at June 30, 2024

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2024 UNDER IFRS (in EUR '000)

ASSETS		30.06.2024 (Unaudited)		31.12.2023
1. Cash in hand, balances with central banks and post office banks		214 831		210 008
2. Treasury bills and other bills eligible for refinancing with central banks		41 365 830		36 971 320
3. Loans and advances to credit institutions				
a) repayable on demand	1 241 688		1 145 899	
b) other loans and advances	48 121 070		46 059 368	
c) loans	89 362 856		90 189 678	
d) impairment on loans and advances, net of reversals	- 42 117		- 67 933	
		138 683 497		137 327 012
4. Loans and advances to customers				
a) other loans and advances	75 228		55 658	
b) loans	336 172 199		335 431 808	
c) impairment on loans and advances, net of reversals	- 446 483		- 479 016	
		335 800 944		335 008 450
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 248 954		5 373 528	
b) issued by other borrowers	6 278 177		6 521 041	
		11 527 131		11 894 569
6. Shares and other variable-yield securities		20 864 495		20 289 333
7. Derivative assets		28 084 000		28 657 496
8. Property, furniture and equipment		396 044		392 863
9. Intangible assets		118 828		96 045
10. Other assets		325 293		431 698
11. Subscribed capital and reserves, called but not paid		325 321		487 592
12. Prepayments		299 073		259 469
13. Assets held for sale		9 162		0
TOTAL ASSETS		578 014 449		572 025 855

LIABILITIES AND EQUITY		30.06.2024 (Unaudited)		31.12.2023
1. Amounts owed to credit institutions				
a) repayable on demand	563 770		1 094 567	
b) with agreed maturity or periods of notice	1 119 103		1 052 802	
		1 682 873		2 147 369
2. Amounts owed to customers				
a) repayable on demand	1 451 132		1 912 580	
b) with agreed maturity or periods of notice	4 540		159 560	
		1 455 672		2 072 140
3. Debts evidenced by certificates				
a) debt securities in issue	429 937 381		422 282 039	
b) others	8 079 899		9 462 996	
		438 017 280		431 745 035
4. Derivative liabilities		33 747 146		34 337 466
5. Other liabilities		5 476 250		5 505 607
6. Deferred income		702 829		666 671
7. Provisions				
a) pension plans and health insurance scheme	6 053 704		6 473 001	
b) provisions for guarantees issued and commitments	60 436		62 112	
		6 114 140		6 535 113
TOTAL LIABILITIES		487 196 190		483 009 401
8. Capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
9. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	25 252 969		24 257 413	
c) fair value reserve	984 620		973 274	
d) special activities reserve	12 665 555		11 194 601	
e) general loan reserve	2 281 423		1 883 372	
		66 064 128		63 188 221
10. Profit for the financial period/year		1 161 477		2 272 050
Total equity attributable to the equity holders of the Bank		89 416 320		87 650 986
11. Non-controlling interests		1 401 939		1 365 468
TOTAL EQUITY		90 818 259		89 016 454
TOTAL LIABILITIES AND EQUITY		578 014 449		572 025 855

SEC report as at **June 30, 2024** | 3

EIB GROUP CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2024 UNDER IFRS

(in EUR '000)

			H1 2024 (Unaudited)		H1 2023 (Unaudited)		2023
1.	Interest and similar income		16 369 722		14 003 344		25 379 428
2.	Interest expense and similar charges		- 14 830 356		- 12 549 070		- 22 546 837
3.	Income from shares and other variable-yield securities		373 551		330 692		681 570
4.	Fee and commission income		328 424		273 448		688 411
5.	Fee and commission expense		- 165 696		- 186 297		- 365 321
6.	Result on financial operations		- 203 861		- 579 650		238 717
7.	Net other operating income and expense		- 352		1 155		2 283
8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		77 633		- 220 567		- 232 435
9.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		- 1 480		- 214		- 1 228
10.	General administrative expenses						
	a) staff costs	- 549 135		- 507 072		- 1 029 315	
	b) other administrative expenses	- 155 128		- 135 834		- 367 751	
			- 704 263		- 642 906		- 1 397 066
11.	Depreciation and amortisation: property, furniture and equipment and intangible assets						
	a) property, furniture and equipment	- 37 049		- 31 758		- 70 161	
	b) intangible assets	- 13 295		- 11 806		- 35 854	
			- 50 344		- 43 564		- 106 015
12.	Profit for the financial period/year		1 192 978		386 371		2 341 507
	Attributable to:						
	Non-controlling interests		31 501		28 933		69 457
	Equity holders of the Bank		1 161 477		357 438		2 272 050

EIB GROUP CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2024 UNDER IFRS

(in EUR '000)

	H1 2024 (Unaudited)	H1 2023 (Unaudited)	2023
Profit for the financial period/year	1 192 978	386 371	2 341 507
Other comprehensive income			
Items that will never be reclassified to profit or loss:			
Remeasurements of defined benefit liability	617 770	49 953	- 395 062
Changes in fair value attributable to change in the own credit risk of financial liabilities designated at the FVO - fair value reserve	- 8 232	196 019	37 540
Net gains / losses on investment in equity instruments designated at FVOCI	40 375	50 107	99 293
Items that are or may be reclassified to profit or loss:			
Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve	- 16 554	29 509	86 685
Changes in fair value attributable to the cash flow hedging derivatives - fair value reserve	- 1 571	- 3 853	668
Total other comprehensive income	631 788	321 735	- 170 876
Total comprehensive income	1 824 766	708 106	2 170 631
Attributable to:			
Non-controlling interests	47 478	30 474	59 493
Equity holders of the Bank	1 777 288	677 632	2 111 138

4 | SEC report as at June 30, 2024

EIB GROUP CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)

For the half year ended June 30, 2024	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period/year before appropriation	Total	Non-controlling interests	Total consolidated equity
Balance at January 1, 2023	**248 795 607**	**- 226 604 892**	**24 879 561**	**22 998 138**	**750 044**	**10 303 216**	**2 115 966**	**2 326 985**	**85 564 625**	**1 310 668**	**86 875 293**
Comprehensive income											
Profit for the financial year	0	0	0	0	0	0	0	2 272 050	2 272 050	69 457	2 341 507
Other comprehensive income	0	0	0	- 385 098	224 186	0	0	0	- 160 912	- 9 964	- 170 876
Total comprehensive income	**0**	**0**	**0**	**- 385 098**	**224 186**	**0**	**0**	**2 272 050**	**2 111 138**	**59 493**	**2 170 631**
Appropriation of prior year's result	**0**	**0**	**0**	**1 668 194**	**0**	**891 385**	**- 232 594**	**- 2 326 985**	**0**	**0**	**0**
Other	0	0	0	- 23 821	- 956	0	0	0	- 24 777	0	- 24 777
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	- 4 693	- 4 693
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 4 693**	**- 4 693**
Balance at December 31, 2023	**248 795 607**	**- 226 604 892**	**24 879 561**	**24 257 413**	**973 274**	**11 194 601**	**1 883 372**	**2 272 050**	**87 650 986**	**1 365 468**	**89 016 454**
Comprehensive income											
Profit for the financial period/year	0	0	0	0	0	0	0	1 161 477	1 161 477	31 501	1 192 978
Other comprehensive income	0	0	0	601 793	14 018	0	0	0	615 811	15 977	631 788
Total comprehensive income	**0**	**0**	**0**	**601 793**	**14 018**	**0**	**0**	**1 161 477**	**1 777 288**	**47 478**	**1 824 766**
Appropriation of prior year's result	**0**	**0**	**0**	**403 045**	**0**	**1 470 954**	**398 051**	**- 2 272 050**	**0**	**0**	**0**
Other	0	0	0	- 9 282	- 2 672	0	0	0	- 11 954	0	- 11 954
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	**0**	- 11 007	**- 11 007**
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 11 007**	**- 11 007**
Balance at June 30, 2024 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**25 252 969**	**984 620**	**12 665 555**	**2 281 423**	**1 161 477**	**89 416 320**	**1 401 939**	**90 818 259**

SEC report as at **June 30, 2024** | 5

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2024 UNDER IFRS (in EUR '000)

	H1 2024 (Unaudited)	H1 2023 (Unaudited)	2023
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 192 978**	**386 371**	**2 341 507**
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	- 77 633	220 567	232 435
Depreciation and amortisation on property, furniture and equipment and intangible assets, and write-off	50 344	43 564	106 054
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	1 480	214	1 228
Change in fair value adjustment of debt securities	11 213	- 20 804	- 136 821
IFRS adjustments on loans and associated swaps	- 29 559	161 152	126 671
IFRS adjustments on borrowings and associated swaps	305 865	349 297	144 651
IFRS adjustments on other derivatives	- 83 764	67 889	- 508 855
Gain from sale of EIF shares	- 1 190	0	0
Net interest income	- 1 539 366	- 1 454 274	- 2 832 591
Effect of exchange rate changes	15 099	- 38 339	- 651
Loss on operating activities	**- 154 533**	**- 284 363**	**- 526 372**
Disbursements of loans and advances to credit institutions and customers	- 21 735 735	- 18 379 326	- 48 514 708
Repayments of loans and advances to credit institutions and customers	20 789 727	21 204 149	43 574 663
Change in other loans and advances	- 4 349 912	- 17 332 016	- 19 293 728
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	- 4 823	- 23 824	- 122 729
Change in treasury operational portfolios	- 886 396	- 8 298 819	- 12 676 334
Change in amounts owed to credit institutions and customers	- 1 082 321	- 3 053 631	- 2 714 415
Change in provisions for pension plans and health insurance scheme	33 426	33 426	283 778
Change in provisions for guarantees issued and commitments	0	1 807	0
Change in interest accrued on cash and cash equivalents	436 442	- 180 638	- 527 699
Change in other assets and other liabilities and change in prepayments and accruals	838 242	- 3 371 301	- 1 713 773
Interest received	14 245 879	11 471 707	21 997 418
Interest paid	- 11 899 349	- 9 775 581	- 19 650 916
Net cash from/(used in) operating activities	**- 3 769 353**	**- 27 988 410**	**- 39 884 815**
B. Cash flows from investing activities:			
Securities in Long-Term HQLA Portfolio purchased during the year	- 1 846 135	- 1 031 280	- 2 026 516
Securities from Long-Term HQLA Portfolio matured or sold during the year	115 000	9 000	9 000
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 3 147 171	- 1 342 963	- 5 538 597
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 507 148	2 176 464	3 929 239
Additions on shares and other variable-yield securities	- 1 280 882	- 1 326 901	- 2 746 960
Reflows on shares and other variable-yield securities	663 037	696 469	1 471 603
Purchase of property, furniture and equipment and intangible assets	- 68 514	- 50 073	- 129 237
Net cash from/(used in) investing activities	**- 3 057 517**	**- 869 284**	**- 5 031 468**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	57 529 874	65 726 642	112 247 710
Redemption of debts evidenced by certificates	- 51 603 323	- 53 033 481	- 106 254 511
Member States' contribution	159 850	159 850	319 700
Purchase and Subscription of EIF shares	0	- 30 518	- 30 518
Sale of EIF shares	2 983	0	0
Dividend paid to non-controlling interests	- 9 247	- 5 348	- 5 348
Payments of lease liability	- 22 151	- 21 608	- 20 835
Net cash from/(used in) financing activities	**6 057 986**	**12 795 537**	**6 256 198**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial year	**25 573 322**	**63 988 410**	**63 988 410**
Net cash from/(used in):			
Operating activities	- 3 769 353	- 27 988 410	- 39 884 815
Investing activities	- 3 057 517	- 869 284	- 5 031 468
Financing activities	6 057 986	12 795 537	6 256 198
Effect of exchange rate changes on cash held	- 291 764	102 444	244 997
Cash and cash equivalents at the end of financial period/year	**24 512 674**	**48 028 697**	**25 573 322**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	13	14	13
Money market securities	731 322	560 678	49 891
Loans and advances to credit institutions and customers:			
Repayable on demand	1 241 688	889 561	1 145 899
Other loans and advances	22 539 651	46 578 444	24 377 519
	24 512 674	**48 028 697**	**25 573 322**

6 | SEC report as at June 30, 2024

(in EUR'000)	31.12.2023	Cash flows	Non-cash changes			30.06.2024 (Unaudited)
			Exchange adjustments	Fair value adjustment	Other changes	
Long-term borrowings	406 974 453	6 690 985	3 681 280	- 3 654 590	0	413 692 128
Lease liability	126 341	- 22 151	20 893	1 398	7 902	134 383
Short-term borrowings	24 770 582	- 764 433	319 003	0	0	24 325 152
Changes in liabilities arising from financing activities	**431 871 376**	**5 904 401**	**4 021 176**	**- 3 653 192**	**7 902**	**438 151 663**

(in EUR'000)	31.12.2022	Cash flows	Non-cash changes			30.06.2023 (Unaudited)
			Exchange adjustments	Fair value adjustment	Other changes	
Long-term borrowings	409 075 357	4 396 910	- 1 518 359	300 161	0	412 254 069
Lease liability	97 022	- 21 608	828	- 305	55 452	131 389
Short-term borrowings	8 342 605	8 296 250	- 90 786	0	0	16 548 069
Changes in liabilities arising from financing activities	**417 514 984**	**12 671 552**	**- 1 608 317**	**299 856**	**55 452**	**428 933 527**

(In EUR'000)	31.12.2022	Cash flows	Non-cash changes			31.12.2023
			Exchange adjustments	Fair value adjustment	Other changes	
Long-term borrowings	409 075 357	- 10 709 103	- 2 596 851	11 205 050	0	406 974 453
Lease liability	97 022	- 20 835	- 1 747	933	50 968	126 341
Short-term borrowings	8 342 605	16 702 302	- 274 325	0	0	24 770 582
Changes in liabilities arising from financing activities	**417 514 984**	**5 972 364**	**- 2 872 923**	**11 205 983**	**50 968**	**431 871 376**

SEC report as at **June 30, 2024** | 7

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2024 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS 34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The result for the six-month period ended June 30, 2024 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2024.

The audited consolidated financial statements as at and for the financial year ended December 31, 2023 were prepared in accordance with International Financial Reporting Standards ("IFRS") as endorsed by the EU. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2024 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2023.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2024	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	89 362 856	336 172 199	425 535 055
- Undisbursed portion	25 519 345	99 508 835	125 028 180
Aggregate loans granted	114 882 201	435 681 034	550 563 235

Analysis of aggregate loans granted (before provisions) as at December 31, 2023	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	90 189 678	335 431 808	425 621 486
- Undisbursed portion	29 240 406	99 325 526	128 565 932
Aggregate loans granted	119 430 084	434 757 334	554 187 418

Despite the general context of uncertainty in the global financial markets, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the credit quality of the loan portfolio of the European Investment Bank (the "Bank") is deemed stable at present. It relies on a risk management strategy based on a robust due diligence process, adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

8 | SEC report as at **June 30, 2024**

The movements in the Expected Credit Losses ("ECL") have been accounted for as at June 30, 2024 and as at December 31, 2023 as follows:

Impairment on disbursed loans and advances (in million EUR)						
	30.06.2024			31.12.2023		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	15	59	74	18	55	73
Stage 2	27	147	174	50	183	233
Stage 3	0	241	241	0	241	241
Total	**42**	**447**	**489**	**68**	**479**	**547**

Impairment on undisbursed loans and advances (in million EUR)						
	30.06.2024			31.12.2023		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	11	15	26	6	14	20
Stage 2	6	13	19	8	24	32
Stage 3	0	6	6	0	0	0
Total	**17**	**34**	**51**	**14**	**38**	**52**

SEC report as at **June 30, 2024** | 9

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2024 (UNAUDITED)	AVERAGE RATE (*) 30.06.2024 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2023	AVERAGE RATE (*) 31.12.2023
EUR	259 669 052	1.65	2024/2061	261 675 719	1.62
USD	107 802 086	2.98	2024/2058	97 159 685	2.70
GBP	37 059 402	3.68	2024/2054	34 889 117	3.73
AUD	10 612 048	3.07	2024/2040	9 600 389	2.90
PLN	8 758 413	3.57	2025/2043	8 950 340	3.62
SEK	4 576 346	1.97	2025/2040	4 685 022	1.97
CAD	4 378 556	2.27	2024/2045	4 382 496	2.27
CHF	3 239 257	2.10	2024/2036	3 370 086	2.10
NOK	2 298 951	3.13	2024/2037	3 474 045	2.87
ZAR	2 247 029	7.96	2024/2035	2 054 012	8.01
JPY	990 331	2.27	2024/2053	1 158 921	2.29
DKK	780 979	0.98	2024/2031	781 461	0.99
MXN	756 437	7.14	2025/2033	996 096	6.36
NZD	411 908	3.27	2027/2028	414 191	3.27
CNY	402 583	2.77	2025/2026	570 635	2.80
CZK	202 151	4.47	2025/2034	204 612	5.16
INR	145 659	7.09	2029/2033	43 523	7.40
TRY	88 795	9.51	2024/2027	137 218	9.83
HKD	82 542	2.47	2025/2029	34 757	0.53
RUB	70 827	3.89	2024/2026	66 310	3.89
BRL	59 408	9.25	2027/2027	65 276	9.25
HUF	53 910	9.06	2024/2025	55 643	9.06
EGP	38 968	15.75	2026/2027	29 242	14.00
RON	20 694	2.23	2026/2026	20 701	2.23
Fair value adjustment on borrowings	- 6 729 052			- 3 074 462	
TOTAL	**438 017 280**			**431 745 035**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2024 and EUR 500m in 2023). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2024, the Bank held 59.72% of the EIF's subscribed capital (59.78% as at December 31, 2023).

Under the terms of the Replacement Share Purchase Undertaking ('RSPU'), the Bank was offering to buy the remaining subscribed shares from the EIF's minority shareholders, other than the ones subscribed by the European Commission ('EC'), for a price of EUR 620,389.29 per share as at June 30, 2024. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

10 | SEC report as at June 30, 2024

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2024 (Unaudited)		31.12.2023
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		32 624 124		32 830 887
Commitments:				
- EBRD capital uncalled		712 630		712 630
- Undisbursed loans				
credit institutions	25 519 345		29 240 406	
customers	99 508 835		99 325 526	
		125 028 180		128 565 932
- Undisbursed private equity and venture capital operations		5 982 196		5 866 055
- Undisbursed investment and infrastructure funds		3 432 278		3 312 394
- Undisbursed other investments		1 660 645		1 459 071
- Borrowings launched but not yet settled		257 564		223 950
- Undisbursed loan substitutes		57 000		0
- Securities receivable		9 800		0
Assets held on behalf of third parties:				
- Innovation Fund	10 030 975		9 030 405	
- Modernisation fund	5 248 179		5 118 076	
- Investment Facility Cotonou	3 853 381		4 009 790	
- InvestEU	2 084 705		2 028 916	
- InnovFin	2 059 678		2 101 940	
- NER300	1 042 652		1 043 512	
- CEF	870 495		865 833	
- Pan-European Guarantee Fund	684 422		669 835	
- ESIF	667 147		596 584	
- Partnership Platform for Funds	665 660		674 629	
- Trust accounts with ETCI	569 579		452 514	
- COSME LGF & EFG	527 441		524 801	
- SME initiative Italy	371 127		375 563	
- EU-Africa Infrastructure Trust Fund	369 808		373 485	
- RRF-FI	354 384		248 649	
- REG	330 258		323 804	
- JEREMIE	289 812		293 326	
- SME initiative Romania	256 120		248 893	
- Decentralised Financial Instruments	245 418		177 627	
- European Fund for Strategic Investments ('EFSI EIF')	177 603		165 621	
- Special Section	114 048		119 221	
- InnovFin SME Guarantee	109 106		83 013	
- ACP TF EC Compartment	98 306		123 622	
- SME initiative Bulgaria	87 401		85 963	
- EU for Ukraine Fund	86 735		72 931	
- GIF 2007	86 077		73 892	
- EaSI	84 852		89 755	
- NPI	75 443		56 665	
- Cultural Creative Sectors Guarantee Facility	62 361		67 690	
- Private Finance for Energy Efficiency Instrument	58 078		57 090	
- WB EDIF	58 019		56 710	
- InnovFin Equity	56 761		101 525	
- RSFF (incl. RSI)	55 790		86 885	
- SME initiative Finland	54 703		56 891	
- SMEG 2007	54 031		54 988	
- DCFTA	51 656		50 588	
- SME initiative Spain	48 834		23 395	
- ENPI	47 517		51 178	
- NIF Risk Capital Facility	45 934		45 075	
- GF Greece	44 471		43 687	
- AECID	31 111		37 956	
- GCFF Jordan Private Sector Guarantee Facility	30 129		28 370	

SEC report as at **June 30, 2024** | 11

NOTE E (continued) Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2024 (Unaudited)		31.12.2023
- GAGF	29 284		29 309	
- NIF Trust Fund	28 132		17 404	
- SME initiative Malta	27 355		26 911	
- FEMIP Trust Fund	25 289		25 947	
- Bundesministerium für Wirtschaft und Technologie	25 285		24 896	
- MAP guarantee	24 310		23 852	
- EPTA Trust Fund	17 220		18 030	
- TTA Türkiye	13 109		13 047	
- German Future Fund Growth Facility	12 645		15 074	
- EU Support to Boost Africa	12 556		12 069	
- Natural Capital Financing Facility	12 405		12 173	
- IPA II	11 687		18 729	
- IW4	9 477		9 691	
- MAP Equity	9 017		8 133	
- AGRI	8 963		8 968	
- JESSICA (Holding Funds)	4 303		33 025	
- German Corona Matching Facility (CMF)	3 390		1 522	
- GEEREF	3 323		3 372	
- Student Loan Guarantee Facility	3 320		3 273	
- Alp GIP	2 834		2 073	
- PGFF	2 250		2 702	
- BIF	2 106		4 349	
- LFA-EIF Facility	1 553		311	
- GEF-UNEP	1 456		1 378	
- KBC Climate & Infrastructure Private Investors Partnership	1 321		0	
- MS-C - Member State Compartments	1 196		546	
- Central Europe FoF	833		2 476	
- EFSI-EIAH	728		37 864	
- EU Trade and Competitiveness Program	704		792	
- FoF mandates (virtual)	627		326	
- EFSD Guarantee "Access to Finance Initiative"	539		200	
- MDD	410		142	
- JASPERS	317		2 488	
- G43 Trust Fund	286		285	
- EU4Business Guarantee Facility	259		281	
- TTP	233		232	
- European Technology Facility	220		225	
- AIP Zambia	218		258	
- AIP Kulima	175		276	
- GGF	7		7	
- EPIC	5		51	
- fi-compass	1		2 375	
- TARGET	1		3	
- InvestEU Advisory Hub	0		4 433	
		32 439 556		**31 160 391**

	30.06.2024 (Unaudited)	31.12.2023
Other items:		
- Notional value of interest-rate swaps	**631 166 672**	**598 658 133**
- Notional value of currency swap contracts receivable	**231 031 351**	**238 814 394**
- Notional value of currency swap contracts payable	**230 166 081**	**239 108 656**
- Notional value of short-term currency swap contracts payable	**33 844 107**	**26 606 319**
- Notional value of short-term currency swap contracts receivable	**33 839 400**	**26 212 091**
- Notional amount of futures contracts	**30 446 313**	**21 311 849**
- Currency swaps launched but not yet settled payable	**141 318**	**45 249**
- Currency swaps launched but not yet settled receivable	**141 228**	**45 517**
- Notional amount of currency forwards	**61 589**	**127 287**
- Special deposits for servicing borrowings	**4 185**	**2 422**

12 | SEC report as at **June 30, 2024**

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2024 (in EUR '000)

ASSETS	EU Accounting Directives	30.06.2024 (Unaudited)	Adjustment Impact	Adjustment Ref.	IFRS	30.06.2024 (Unaudited)
1. Cash in hand, balances with central banks and post office banks		214 831	0			214 831
2. Treasury bills and other bills eligible for refinancing with central banks		41 420 355	- 54 525	A.1, B.1, C		41 365 830
3. Loans and advances to credit institutions						
a) repayable on demand	1 241 688		0		1 241 688	
b) other loans and advances	48 018 471		102 599	A.2, B.4	48 121 070	
c) loans	89 798 792		- 435 936	A.2, B.4	89 362 856	
d) impairment on loans and advances, net of reversals	- 1 646		- 40 471	C	- 42 117	
		139 057 305				138 683 497
4. Loans and advances to customers						
a) other loans and advances	75 177		51	A.2, B.4	75 228	
b) loans	338 215 859		- 2 043 660	A.2, B.4	336 172 199	
c) impairment on loans and advances, net of reversals	- 460 011		13 528	C	- 446 483	
		337 831 025				335 800 944
5. Debt securities including fixed-income securities						
a) issued by public bodies	5 299 742		- 50 788	A.1, B.1, C	5 248 954	
b) issued by other borrowers	6 279 856		- 1 679	A.1, B.1, C	6 278 177	
		11 579 598				11 527 131
6. Shares and other variable-yield securities		11 579 982	9 284 513	B.2, B.3		20 864 495
7. Participating interests		531 285	- 531 285	B.3		0
8. Derivative assets		0	28 084 000	B.5		28 084 000
9. Property, furniture and equipment		301 089	94 955	G		396 044
10. Intangible assets		118 828	0			118 828
11. Other assets		301 866	23 427	B.5, H		325 293
12. Subscribed capital and reserves, called but not paid		319 698	5 623	I		325 321
13. Prepayments		16 252 821	- 15 953 748	A.1, A.2, A.4, B.1, B.4, B.5		299 073
14. Assets held for sale		0	9 162	B.6		9 162
TOTAL ASSETS		**559 508 683**				**578 014 449**

LIABILITIES AND EQUITY	EU Accounting Directives	30.06.2024 (Unaudited)	Adjustment Impact	Adjustment Ref.	IFRS	30.06.2024 (Unaudited)
1. Amounts owed to credit institutions						
a) repayable on demand	563 770		0		563 770	
b) with agreed maturity or periods of notice	1 116 610		2 493	A.3	1 119 103	
		1 680 380				1 682 873
2. Amounts owed to customers						
a) repayable on demand	1 451 132		0		1 451 132	
b) with agreed maturity or periods of notice	4 510		30	A.3	4 540	
		1 455 642				1 455 672
3. Debts evidenced by certificates						
a) debt securities in issue	437 714 061		- 7 776 680	A.4	429 937 381	
b) others	7 032 271		1 047 628	A.4	8 079 899	
		444 746 332				438 017 280
4. Derivative liabilities		0	33 747 146	A.2, B.5, E, G, H		33 747 146
5. Other liabilities		4 407 943	1 068 307	A.2, B.5, E, G, H		5 476 250
6. Deferred income		17 089 623	- 16 386 794	A.1, A.2, A.3, A.4, B.1, B.4, B.5, F		702 829
7. Provisions						
a) pension plans and health insurance scheme	5 286 090		767 614	D	6 053 704	
b) provisions for guarantees issued and commitments	99 424		- 38 988	C	60 436	
		5 385 514				6 114 140
TOTAL LIABILITIES		**474 765 434**				**487 196 190**
8. Capital						
a) subscribed	248 795 607		0		248 795 607	
b) uncalled	- 226 604 892		0		- 226 604 892	
		22 190 715				22 190 715
9. Consolidated reserves						
a) reserve fund	24 879 561		0		24 879 561	
b) additional reserves	19 504 937		5 748 032	A-H	25 252 969	
c) fair value reserve	0		984 620	A.4, B.2, B.5	984 620	
d) special activities reserve	12 665 555		0		12 665 555	
e) general loan reserve	2 281 423		0		2 281 423	
		59 331 476				66 064 128
10. Profit for the financial period		1 563 664	- 402 187	A-I		1 161 477
11. Non-controlling interests		1 657 394	- 255 455	E		1 401 939
TOTAL EQUITY		**84 743 249**				**90 818 259**
TOTAL LIABILITIES AND EQUITY		**559 508 683**				**578 014 449**

SEC report as at June 30, 2024 | 13

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the period ended June 30, 2024 (in EUR '000)

		EU Accounting Directives		Adjustment		IFRS	
			H1 2024 (Unaudited)	Impact	Ref.		H1 2024 (Unaudited)
1.	Interest and similar income		16 792 547	- 422 825	A.1, A.2, B.1, B.4, B.5		16 369 722
2.	Interest expense and similar charges		- 15 042 160	211 804	A.4, B.5, D, E, G, I		- 14 830 356
3.	Income from shares and other variable-yield securities		373 551	0			373 551
4.	Fee and commission income		325 462	2 962	F		328 424
5.	Fee and commission expense		- 165 696	0			- 165 696
6.	Result on financial operations		34 996	- 238 857	A.1, A.2, A.4, B.1, B.2, B.3, B.4, B.5, G, H		- 203 861
7.	Net other operating income and expense		- 352	0			- 352
8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		26 189	51 444	C, H		77 633
9.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		1 150	- 2 630	C, B.3		- 1 480
10.	General administrative expenses						
	a) staff costs	- 526 968		- 22 167	D	- 549 135	
	b) other administrative expenses	- 177 278		22 150	G	- 155 128	
			- 704 246				- 704 263
11.	Depreciation and amortisation: property, furniture and equipment and intangible assets						
	a) property, furniture and equipment	- 13 035		- 24 014	G	- 37 049	
	b) intangible assets	- 13 295		0		- 13 295	
			- 26 330				- 50 344
12.	**Profit for the financial period**		**1 615 111**				**1 192 978**
	Attributable to:						
	Non-controlling interests		51 447	- 19 946	E		31 501
	Equity holders of the Bank		**1 563 664**				**1 161 477**

14 | SEC report as at **June 30, 2024**

Valuation and income recognition differences between IFRS and EU Accounting Directives A Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting) Debt securities portfolio Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost (with the exception of the Securities Liquidity Portfolio). Accrued interest is recorded under consolidated balance sheet item "Prepayments and accrued income". Accrued retrocessions and up-front fees are recorded under consolidated balance sheet item "Accruals and deferred income". Under IFRS, the Group applies hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged. Economically hedged debt securities that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss. Accrued interest less accrued retrocessions and unamortized up-front fees are reported on the consolidated balance sheet within the balance of the instrument to which it relates. Changes in fair values and hedge fair values of hedged debt securities are recognised in the consolidated income statement under "Result on financial operations". Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". Under IFRS, the Group applies fair value hedge accounting (FVH) and cash flow hedge accounting (CFH) to eligible hedged loans. The carrying amount of the loans that are in FVH relationship is adjusted for the fair value attributable to the risk being hedged. Economically hedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss. Changes in fair values and hedge fair values of loans that are in FVH relationship are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the asset to which it relates. Accrued interest on loans and advances, which are credit impaired, are reversed under "Interest receivable and similar income". Under IFRS the up-front fees on loans: are recognised immediately under "Result on financial operations" in the consolidated income statement for the loans that are designated to the fair value option; are amortised over the maturity of the loan and recognised in consolidated balance sheet under "Loans and advances to credit institutions and customers" for the loans that are designated to fair value hedge accounting and/or amortised cost. Under IFRS, a substantial contractual modification on the cash flows of a financial asset measured at amortised cost leads to the recording of the new financial asset at its fair value, and the recording of the net modification gain or loss impact in the consolidated income statement under "Result on financial operations". Transitory accounts on loans are reclassified from "Other liabilities" to the loan balance to which they relate. Amounts owed to credit institutions and to customers Under EU Accounting Directives, "Amounts owed to credit institutions and to customers" is presented in the consolidated balance sheet at redemption amounts. Interest on amounts owed to credit institutions and to customers is recorded in the consolidated profit and loss account on an accrual basis as "Interest payable and similar charges" or "Interest receivable and similar income" if interest is negative. Accrued interest is included in "Accruals and deferred income". Under IFRS, "Amounts owed to credit institutions and to customers" is initially recorded at cost and is presented in the consolidated balance sheet at amortised cost. Interest on amounts owed to credit institutions and to customers is recorded in the consolidated income statement as "Interest expense and similar charges" or "Interest and similar income" using the effective interest method. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. Debts evidenced by certificates Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under consolidated balance sheet item "Accruals and deferred income". Issuance fees and redemption premiums or discounts, which are recorded under "Prepayments and accrued income" or "Accruals and deferred income", are amortised on a straight-line basis and subsequently recognised in the consolidated profit and loss account under "Interest payable and similar charges". SEC report as at June 30, 2024 | 15

Under IFRS, the Group applies fair value hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates is adjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at fair value through profit or loss. Changes in fair values and hedge fair values of debts evidenced by certificates are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the debt instrument to which it relates. Issuance fees and redemption premiums or discounts are reported on the consolidated balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates using the effective interest method, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case the issuance fees, premiums/discounts and redemption premiums are recognised immediately in the consolidated income statement under "Result on financial operations". For debts evidenced by certificates designated to the fair value option, own credit adjustment ("OCA"), reflecting own credit risk as per IFRS 13, is calculated and the respective changes are recorded in "Other comprehensive income" ("OCI") in the "Fair value reserve". Under IFRS, the Group has one transaction that meets the offsetting of financial assets and financial liabilities criteria. B 1 2 3 4 Financial assets and liabilities classified mandatorily at fair value through profit or loss or designated at fair value through other comprehensive income Debt securities portfolio Under EU Accounting Directives, debt securities portfolios, with the exception of the Securities Liquidity Portfolio, are recorded at purchase price and measured at amortised cost. Securities Liquidity Portfolio debt securities are carried at fair value. Changes in fair value are reflected directly in consolidated income statement under "Result on financial operations". Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" and "Accruals and deferred income". Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss. Changes in fair values of these debt securities are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under "Result on financial operations" in the consolidated income statement. Shares and other variable-yield securities Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost reduced by any reflow resulting from repayments. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date. Respective value adjustments are recorded under "Result on financial operations". Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the consolidated income statement under "Result on financial operations", except of the investment in European Bank for Reconstruction and Development ("EBRD") whose fair value changes are reflected in OCI under "Fair value reserve". Participating interests Under EU Accounting Directive, "Participating interests" are accounted for using the equity method as defined under EU-AD based on methods consistent with the Group’s accounting policies. Respective value adjustments are recorded under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests". Under IFRS, participating interests are included within "Shares and other variable-yield securities" and respective fair value adjustments are recorded in "Result on financial operations". Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". Under IFRS, loans that are not eligible for amortised cost, are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under "Result on financial operations" in the consolidated income statement. Changes in fair value of loans are recognised in the consolidated income statement under "Result on financial operations". 16 | SEC report as at June 30, 2024

5 a b 6 Derivative assets and liabilities Treasury derivatives Under EU Accounting Directives, derivative instruments in the Securities Liquidity Portfolio are marked to market and recorded under "Other assets" or "Other liabilities". Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Under IFRS, all derivative assets and derivative liabilities are recognised on the consolidated balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. Credit valuation adjustment ("CVA"), Debit valuation adjustment ("DVA") and Collateral Value adjustment ("CollVA") are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". Derivatives and hedging activities Under EU Accounting Directives, hedging derivative instruments are not recognised on balance sheet. They are reported off balance sheet at nominal amount. Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar charges". Under IFRS, all derivative assets and derivative liabilities are recognised on balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. CVA, DVA and CollVA are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under "Result on financial operations". For derivatives used in fair value hedge accounting (FVH), the gain or loss of the designated part of the hedging instrument is recognised in the consolidated income statement. In addition, the Group separates the fair value of the foreign currency basis spread ("CBS") from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under OCI and is amortised linearly over the residual lifetime of the hedge in the consolidated income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI. For derivatives used in cash flow hedge accounting (CFH), the gain or loss on the effective portion of the hedging instrument is recognised under OCI. When cash flows relating to the hedged items (e.g. interest income) are reported in the income statement, amounts in OCI are reclassified to the consolidated income statement. For derivatives used in fair value hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative using the effective interest method, unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under "Result on financial operations". Under IFRS, the Group has two transactions that meet the offsetting of financial assets and financial liabilities criteria. Assets held for sale Under EU Accounting Directives, assets held for sale are presented and measured in line with the nature of the underlying asset. Under IFRS, the Group presented as assets held for sale those financial assets, which are subject to secondary sales. These financial assets continue to be measured in accordance with IFRS 9 and in line with the provisions of IFRS 5. They are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. C Impairment of financial assets measured at amortised cost and loan commitments Under EU Accounting Directives, value adjustments on loans and advances are recorded where: (i) there is a risk of non-recovery of all or part of their amounts, or (ii) to capture loans in the portfolio which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account as "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities" and are deducted from the appropriate asset items on the consolidated balance sheet. Value adjustments for debt securities are recorded, if these are other than temporary, or to capture debt securities which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests" and are deducted from the appropriate asset items on the consolidated balance sheet. SEC report as at June 30, 2024 | 17

Under IFRS, the Group is required to recognise a loss allowance for all loans and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance is based on either lifetime Expected Credit Loss ("ECL"), if there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit-impaired or otherwise on 12-months ECL. Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the consolidated balance sheet. For off-balance sheet items, a provision for credit loss is reported under "Provisions b) provisions for guarantees issued and commitments". Changes in the ECL allowances are recorded in the consolidated income statement either under: "Change in impairment on loans and advances and provisions for guarantees, net of reversals" for loans and loan commitments or; "Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals" for debt securities. D Pension funds Under EU Accounting Directives, the 10% corridor approach is adopted, whereby cumulative current year actuarial gains or losses in excess of 10% of the commitments for retirement benefits are recognised over a period of 7 years on a straight-line basis in "General administrative expenses a) staff costs". nder IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans. Cumulative actuarial surpluses and deficits are recognised in full in OCI under "Additional reserves". Adjustments to staff costs are recognised under "General administrative expenses a) staff costs" and adjustments to interest cost under "Interest expense and similar charges". E Non-controlling interests adjustment The Bank and the European Investment Fund (the "EIF") together are defined as the Group. The Bank granted a put option to the minority shareholders, other than EC, on their entire holding of its subsidiary, the EIF. Under EU Accounting Directives, the non-controlling interests are recorded separately in the consolidated balance sheet under "Equity attributable to minority interest" while the put option is recorded in the consolidated off-balance sheet of the Group. Under IFRS, the non-controlling interests are reclassified and a corresponding financial liability in the amount of the fair value of the option’s exercise price is recognised under "Other liabilities" and attributed to owners of the parent. Subsequently, this financial liability is measured in accordance with IFRS 9, i.e. any changes in the fair value of the financial liability subsequent to the acquisition date are recognised in the consolidated income statement under "Interest expense and similar charge". Any excess or deficit of non-controlling interests over the agreed price is reversed to "consolidated reserves". F Fee and commission income The Group recognises under EU Accounting Directives and IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed. For certain mandates, the Group has established a deferred income policy in order to address the misalignment between the receipt of income and the services/cost incurred by the Group during the lifetime of the respective mandate. Corresponding adjustments are recorded in the consolidated balance sheet under "Deferred income" and released against "Fee and commission income". Under EU Accounting Directives, this deferral mechanism is only applied prospectively over time, i.e. recognising deferred revenue of the financial year, while under IFRS, the Group used the modified retrospective approach, i.e. recognising the cumulative impact at transition to IFRS 15 in equity. This resulted in a different stock of deferred income and corresponding amounts of revenue to be recorded over the individual years. G Leases Under EU Accounting Directives, the rental charges are recorded under "General administrative expenses b) other administrative expenses". In accordance with IFRS 16, the Group assesses whether a contract is a lease or not. In the case of lease, the Group recognises a right-of-use asset and a lease liability, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new). The above-mentioned right-of-use assets are recognised under "Property, furniture and equipment" and corresponding lease liability is recognised under "Other liabilities". 18 | SEC report as at June 30, 2024

Subsequently, the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessing for any impairment, on an annual basis. The depreciation for the right-of-use assets is recorded under "Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment". The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications. The interest from unwind of lease liability is recorded in the consolidated income statement under "Interest expense and similar charges". The revaluation result is recorded in the consolidated income statement under "Result on financial operations". H Financial Guarantee Contracts Under EU Accounting Directives, net liabilities from financial guarantees are presented in the consolidated balance sheet under "Provisions b) provision in respect of guarantee operations". Unrealised gains representing the excess of the net present value of expected future premium inflows over the amount of the excepted payment obligations remain unrecognised. Any increase or decrease in the net liability is recognised in the consolidated profit and loss account under "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities". Under IFRS, net unrealised gains from financial guarantees are recorded in the consolidated balance sheet under "Other assets" in case the measurement of a financial guarantee contract results in a net asset position. In case the measurement of a financial guarantee contract results in a net liability position, contracts for which the amortised initial NPV is higher than the 12-months ECL or lifetime ECL, are presented under "Other liabilities". Guarantee contracts that are credit-impaired and for which a loss allowance based on lifetime ECL is recognised, are presented under "Provisions for guarantees issued and commitments". Any increase or decrease in the "Other assets" or "Other liabilities" relating to financial guarantees is recognised in the consolidated income statement under "Result on financial operations". Any increase or decrease in the "Provisions for guarantees issued and commitments" relating to financial guarantees other than the settlement of guarantee calls is recognised in the consolidated income statement under "Change in impairment on loans and advances and provisions for guarantees, net of reversals". I Subscribed capital and reserves, called but not paid Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains the future payments from Poland and Romania following their capital increase on March 1, 2020. Under IFRS, these future payments are discounted using a discounted cash flow method. The discounting impact was initially reported under "Interest and similar income" and its amortisation is under "Interest expense and similar charges". SEC report as at June 30, 2024 | 19

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000) ASSETS 30.06.2024 31.12.2023 LIABILITIES 30.06.2024 31.12.2023  (Unaudited)   (Unaudited)  1. Cash In hand, balances with central banks and post office banks 214 831 210 008 1. Amounts owed to credit institutions     a) repayable on demand 563 770 1 094 567 2. Treasury bills and other bills eligible for refinancing with central   b) with agreed maturity or periods of notice 1 116 610 1 051 719 banks 41 420 355 37 012 900  1 680 380 2 146 286   2. Amounts owed to customers   3. Loans and advances to credit institutions   a) repayable on demand 1 451 132 1 912 580 a) repayable on demand 1 241 60S 1 145 899 b) with agreed maturity or periods of notice 4 510 159 477 b) other loans and advances 48 018 471 45 526 023  1 455 642 2 072 057 c) loans 89 798 792 90 503 892    d) value adjustments - 1 646 - 2 392 3. Debts evidenced by certificates    139 057 305 137 173 422 a) debt securities in issue 437 714 061 426 635 480    b) others 7 032 271 8184 017 4. Loans and advances to customers    444 746 332 434 819 497 a) other loans and advances 75 177 55 581    b) loans 338 215 859 335 335 122 4. Other liabilities 4 407 943 4 660 811 c) value adjustments - 460 011 - 540 260      5. Accruals and deferred income 17 089 623 18 227 759  337 831 025 334 850 443   5. Debt securities Including fixed-Income securities   6. Provisions   a) issued by public bodies 5 299 742 5 362 444 a) pension plans and health insurance scheme 5 286 090 5131 484 b) issued by other borrowers 6 279 856 6 538 875 b) provision in respect of guarantee operations 99 424 80 091  11 579 598 11 901 319  5 385 514 5 220 375 6. Shares and other variable-yield securities 11 579 982 11 005 196 7. Subscribed capital     a) subscribed 248 795 607 248 795 607    b) uncalled - 226 604 892 - 226 604 892 7. Participating interests 531 285 493 709  22190 715 22 190 715   8. Reserves     a) reserve fund 24 879 561 24 879 561 8. Intangible assets 118 828 96 045 b) additional reserves 19 504 937 18 973 074    c) special activities reserve 12 665 555 11 194 601    d) general loan reserve 2 281 423 1 883 372 9. Tangible assets 301 089 281 796  59 331 476 56 930 608   9. Profit for the financial period/year 1 563 664 2 407 059 10. Other assets 301 866 415 158      10. Equity attributable to minority interest 1 657 394 1 612 467 11. Subscribed capital and reserves, called but not paid 319 698 479 548   12. Prepayments and accrued Income 16 252 821 16 368 090   TOTAL ASSETS 559 508 683 550 287 634 TOTAL LIABILITIES 559 508 683 550 287 634 20 | SEC report as at June 30, 2024

EIB GROUP CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

		H1 2024 (Unaudited)		H1 2023 (Unaudited)		2023
1. Interest receivable and similar income		16 792 547		14 377 107		26 126 190
2. Interest payable and similar charges		- 15 042 160		- 12 672 327		- 22 895 420
3. Income from securities		373 551		330 692		681 570
4. Commissions receivable		325 462		269 866		681 029
5. Commissions payable		- 165 696		- 186 297		- 365 321
6. Net result on financial operations		34 996		- 175 509		- 13 799
7. Net other operating income and expense		- 352		1 155		2 283
8. General administrative expenses						
a) staff costs	- 526 968		- 502 557		- 1 082 473	
b) other administrative expenses	- 177 278		- 157 444		- 388 586	
		- 704 246		- 660 001		- 1 471 059
9. Value adjustments in respect of tangible and intangible assets						
a) tangible assets	- 13 035		- 12 923		- 35 167	
b) intangible assets	- 13 295		- 11 806		- 35 854	
		- 26 330		- 24 729		- 71 021
10. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		26 189		- 213 482		- 172 051
11. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		1 150		- 13		- 5 809
12. Profit for the financial period/year		1 615 111		1 046 462		2 496 592
13. Profit attributable to minority interest		51 447		45 022		89 533
14. Profit attributable to equity holders of the Bank		1 563 664		1 001 440		2 407 059

SEC report as at **June 30, 2024** | 21

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2024 (Unaudited)	H1 2023 (Unaudited)	2023
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 615 111**	**1 046 462**	**2 496 592**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	- 26 189	213 482	172 051
Value (-re)adjustments in respect of transferable securities held as financial fixed assets and participating interests	- 1 150	13	5 809
Value adjustments in respect of tangible and intangible assets, and write-off	26 330	24 729	71 060
Value (re-)adjustments in respect of shares and other variable-yield securities	5 254	73 948	71 865
Gain from sale of EIF shares	- 1 190	0	0
Net interest income	- 1 750 387	- 1 704 780	- 3 230 770
Effect of exchange rate changes	15 099	- 38 339	- 651
Loss on operating activities	**- 117 122**	**- 384 485**	**- 414 044**
Disbursements of loans and advances to credit institutions and customers	- 21 735 735	- 18 379 326	- 48 514 708
Repayments of loans and advances to credit institutions and customers	20 789 727	21 204 149	43 574 663
Change in other loans and advances	- 4 349 912	- 17 332 016	- 19 293 728
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	- 4 823	- 23 824	- 122 729
Change in treasury operational portfolios	- 875 183	- 8 319 623	- 12 813 155
Change in amounts owed to credit institutions and customers	- 1 082 321	- 3 053 631	- 2 714 415
Change in provisions on pension plans and health insurance scheme	154 606	156 712	379 556
Change in provision in respect of guarantee operations	0	1 807	0
Change in other assets and other liabilities	- 179 264	44 813	414 176
Change in prepayments and accrued income and in accruals and deferred income	1 261 993	- 3 369 150	- 2 747 768
Interest received	14 245 879	11 220 137	21 997 418
Interest paid	- 11 899 349	- 9 775 581	- 19 650 916
Net cash from/(used in) operating activities	**- 3 791 504**	**- 28 010 018**	**- 39 905 650**
B. Cash flows from investing activities:			
Securities in Long-Term HQLA Portfolio purchased during the year	- 1 846 135	- 1 031 280	- 2 026 516
Securities from Long-Term HQLA Portfolio matured or sold during the year	115 000	9 000	9 000
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 3 147 171	- 1 342 963	- 5 538 597
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 507 148	2 176 464	3 929 239
Additions on shares and other variable-yield securities	- 1 225 819	- 1 293 743	- 2 633 775
Reflows on shares and other variable-yield securities	648 689	679 559	1 467 010
Additions on participating interests	- 55 063	- 33 158	- 113 185
Reflows on participating interests	14 348	16 910	4 593
Purchase of tangible and intangible assets	- 68 514	- 50 073	- 129 237
Net cash from/(used in) investing activities	**- 3 057 517**	**- 869 284**	**- 5 031 468**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	57 529 874	65 726 642	112 247 710
Redemption of debts evidenced by certificates	- 51 603 323	- 53 033 481	- 106 254 511
Member States' contribution	159 850	159 850	319 700
Purchase and Subscription of EIF shares	0	- 30 518	- 30 518
Sale of EIF shares	2 983	0	0
Dividend paid to EIF minority shareholders	- 9 247	- 5 348	- 5 348
Net cash from/(used in) financing activities	**6 080 137**	**12 817 145**	**6 277 033**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial year	**25 573 322**	**63 988 410**	**63 988 410**
Net cash from/(used in):			
Operating activities	- 3 791 504	- 28 010 018	- 39 905 650
Investing activities	- 3 057 517	- 869 284	- 5 031 468
Financing activities	6 080 137	12 817 145	6 277 033
Effect of exchange rate changes on cash held	- 291 764	102 444	244 997
Cash and cash equivalents at the end of financial period/year	**24 512 674**	**48 028 697**	**25 573 322**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	13	14	13
Money market securities	731 322	560 678	49 891
Loans and advances to credit institutions and customers:			
Repayable on demand	1 241 688	889 561	1 145 899
Other loans and advances	22 539 651	46 578 444	24 377 519
	24 512 674	**48 028 697**	**25 573 322**

22 | SEC report as at **June 30, 2024**

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2024 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2024 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2024.

The audited consolidated financial statements as at and for the financial year ended December 31, 2023 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2024 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2023.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2024	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	89 798 792	338 215 859	428 014 651
- Undisbursed portion	25 519 345	99 508 835	125 028 180
Aggregate loans granted	115 318 137	437 724 694	553 042 831

Analysis of aggregate loans granted (before provisions) as at December 31, 2023	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	90 503 892	335 335 122	425 839 014
- Undisbursed portion	29 240 406	99 325 526	128 565 932
Aggregate loans granted	119 744 298	434 660 648	554 404 946

Despite the general context of uncertainty in the global financial markets, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the credit quality of the loan portfolio of the European Investment Bank (the "Bank") is deemed stable at present. It relies on a risk management strategy based on a robust due diligence process, adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at **June 30, 2024** | 23

Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2024 and as at December 31, 2023 as follows: Value adjustments on loans and advances (in EUR million) Balance sheet caption Type of value adjustment 30.06.2024 31.12.2023 Loans and advances to credit institutions d) value adjustments Collective 0 0 Specific 2 2 Loans and advances to customers c) value adjustments Collective 0 87 Specific 460 453 Total value adjustments 462 543 24 | SEC report as at June 30, 2024

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2024 (UNAUDITED)	AVERAGE RATE (*) 30.06.2024 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2023	AVERAGE RATE (*) 31.12.2023
EUR	259 669 052	1.65	2024/2061	261 675 719	1.62
USD	107 802 086	2.98	2024/2058	97 159 685	2.70
GBP	37 059 402	3.68	2024/2054	34 889 117	3.73
AUD	10 612 048	3.07	2024/2040	9 600 389	2.90
PLN	8 758 413	3.57	2025/2043	8 950 340	3.62
SEK	4 576 346	1.97	2025/2040	4 685 022	1.97
CAD	4 378 556	2.27	2024/2045	4 382 496	2.27
CHF	3 239 257	2.10	2024/2036	3 370 086	2.10
NOK	2 298 951	3.13	2024/2037	3 474 045	2.87
ZAR	2 247 029	7.96	2024/2035	2 054 012	8.01
JPY	990 331	2.27	2024/2053	1 158 921	2.29
DKK	780 979	0.98	2024/2031	781 461	0.99
MXN	756 437	7.14	2025/2033	996 096	6.36
NZD	411 908	3.27	2027/2028	414 191	3.27
CNY	402 583	2.77	2025/2026	570 635	2.80
CZK	202 151	4.47	2025/2034	204 612	5.16
INR	145 659	7.09	2029/2033	43 523	7.40
TRY	88 795	9.51	2024/2027	137 218	9.83
HKD	82 542	2.47	2025/2029	34 757	0.53
RUB	70 827	3.89	2024/2026	66 310	3.89
BRL	59 408	9.25	2027/2027	65 276	9.25
HUF	53 910	9.06	2024/2025	55 643	9.06
EGP	38 968	15.75	2026/2027	29 242	14.00
RON	20 694	2.23	2026/2026	20 701	2.23
TOTAL	**444 746 332**			**434 819 497**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2024 and EUR 500m in 2023). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2024, the Bank held 59.72% of the EIF's subscribed capital (59.78% as at December 31, 2023).

Under the terms of the Replacement Share Purchase Undertaking ('RSPU'), the Bank was offering to buy the remaining subscribed shares from the EIF's minority shareholders, other than the ones subscribed by the European Commission ('EC'), for a price of EUR 620,389.29 per share as at June 30, 2024. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

SEC report as at **June 30, 2024** | 25

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2024 (Unaudited)		31.12.2023
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		32 624 124		32 830 887
Commitments:				
- Undisbursed loans				
- credit institutions	25 519 345		29 240 406	
- customers	99 508 835		99 325 526	
		125 028 180		128 565 932
- Undisbursed shares and other variable-yield securities and participating interests				
- Undisbursed private equity and venture capital operations	5 982 196		5 866 055	
- Undisbursed investment and infrastructure funds	3 432 278		3 312 394	
- EBRD capital uncalled	712 630		712 630	
- Undisbursed other investments	1 660 645		1 459 071	
		11 787 749		11 350 150
- Borrowings launched but not yet settled		257 564		223 950
- Undisbursed loan substitutes		57 000		0
- Securities receivable		9 800		0
Assets held on behalf of third parties:				
- Innovation Fund	10 030 975		9 030 405	
- Modernisation fund	5 248 179		5 118 076	
- Investment Facility Cotonou	3 853 381		4 009 790	
- InvestEU	2 084 705		2 028 916	
- InnovFin	2 059 678		2 101 940	
- NER300	1 042 652		1 043 512	
- CEF	870 495		865 833	
- Pan-European Guarantee Fund	684 422		669 835	
- ESIF	667 147		596 584	
- Partnership Platform for Funds	665 660		674 629	
- Trust accounts with ETCI	569 579		452 514	
- COSME LGF & EFG	527 441		524 801	
- SME initiative Italy	371 127		375 563	
- EU-Africa Infrastructure Trust Fund	369 808		373 485	
- RRF-FI	354 384		248 649	
- REG	330 258		323 804	
- JEREMIE	289 812		293 326	
- SME initiative Romania	256 120		248 893	
- Decentralised Financial Instruments	245 418		177 627	
- European Fund for Strategic Investments ('EFSI EIF')	177 603		165 621	
- Special Section	114 048		119 221	
- InnovFin SME Guarantee	109 106		83 013	
- ACP TF EC Compartment	98 306		123 622	
- SME initiative Bulgaria	87 401		85 963	
- EU for Ukraine Fund	86 735		72 931	
- GIF 2007	86 077		73 892	
- EaSI	84 852		89 755	
- NPI	75 443		56 665	
- Cultural Creative Sectors Guarantee Facility	62 361		67 690	
- Private Finance for Energy Efficiency Instrument	58 078		57 090	
- WB EDIF	58 019		56 710	
- InnovFin Equity	56 761		101 525	
- RSFF (incl. RSI)	55 790		86 885	
- SME initiative Finland	54 703		56 891	
- SMEG 2007	54 031		54 988	
- DCFTA	51 656		50 588	
- SME initiative Spain	48 834		23 395	
- ENPI	47 517		51 178	
- NIF Risk Capital Facility	45 934		45 075	
- GF Greece	44 471		43 687	
- AECID	31 111		37 956	

26 | SEC report as at June 30, 2024

NOTE E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2024 (Unaudited)		31.12.2023
- GCFF Jordan Private Sector Guarantee Facility	30 129		28 370	
- GAGF	29 284		29 309	
- NIF Trust Fund	28 132		17 404	
- SME initiative Malta	27 355		26 911	
- FEMIP Trust Fund	25 289		25 947	
- Bundesministerium für Wirtschaft und Technologie	25 285		24 896	
- MAP guarantee	24 310		23 852	
- EPTA Trust Fund	17 220		18 030	
- TTA Türkiye	13 109		13 047	
- German Future Fund Growth Facility	12 645		15 074	
- EU Support to Boost Africa	12 556		12 069	
- Natural Capital Financing Facility	12 405		12 173	
- IPA II	11 687		18 729	
- IW4	9 477		9 691	
- MAP Equity	9 017		8 133	
- AGRI	8 963		8 968	
- JESSICA (Holding Funds)	4 303		33 025	
- German Corona Matching Facility (CMF)	3 390		1 522	
- GEEREF	3 323		3 372	
- Student Loan Guarantee Facility	3 320		3 273	
- Alp GIP	2 834		2 073	
- PGFF	2 250		2 702	
- BIF	2 106		4 349	
- LFA-EIF Facility	1 553		311	
- GEF-UNEP	1 456		1 378	
- KBC Climate & Infrastructure Private Investors Partnership	1 321		0	
- MS-C - Member State Compartments	1 196		546	
- Central Europe FoF	833		2 476	
- EFSI-EIAH	728		37 864	
- EU Trade and Competitiveness Program	704		792	
- FoF mandates (virtual)	627		326	
- EFSD Guarantee "Access to Finance Initiative"	539		200	
- MDD	410		142	
- JASPERS	317		2 488	
- G43 Trust Fund	286		285	
- EU4Business Guarantee Facility	259		281	
- TTP	233		232	
- European Technology Facility	220		225	
- AIP Zambia	218		258	
- AIP Kulima	175		276	
- GGF	7		7	
- EPIC	5		51	
- fi-compass	1		2 375	
- TARGET	1		3	
- InvestEU Advisory Hub	0		4 433	
		32 439 556		31 160 391
Other items:				
- Notional value of interest-rate swaps		631 166 672		598 658 133
- Notional value of currency swap contracts receivable		231 031 351		238 814 394
- Notional value of currency swap contracts payable		230 166 081		239 108 656
- Notional value of short-term currency swap contracts payable		33 844 107		26 606 319
- Notional value of short-term currency swap contracts receivable		33 839 400		26 212 091
- Notional amount of futures contracts		30 446 313		21 311 849
- Put option granted to EIF minority shareholders		483 283		461 826
- Currency swaps launched but not yet settled payable		141 318		45 249
- Currency swaps launched but not yet settled receivable		141 228		45 517
- Notional amount of currency forwards		61 589		127 287
- Special deposits for servicing borrowings		4 185		2 422

SEC report as at **June 30, 2024** | 27

EIB BALANCE SHEET AS AT JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2024 (Unaudited)		31.12.2023
1. Cash in hand, balances with central banks and post office banks		**214 831**		**210 008**
2. Treasury bills and other bills eligible for refinancing with central banks		**39 798 667**		**35 436 709**
3. Loans and advances to credit institutions				
a) repayable on demand	765 757		699 496	
b) other loans and advances	47 540 106		45 041 746	
c) loans	90 934 184		91 347 123	
d) value adjustments	- 1 646		- 2 392	
		139 238 401		**137 085 973**
4. Loans and advances to customers				
a) other loans and advances	75 177		55 581	
b) loans	338 215 859		335 335 122	
c) value adjustments	- 460 011		- 540 260	
		337 831 025		**334 850 443**
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 232 868		5 310 290	
b) issued by other borrowers	5 193 464		5 407 964	
		10 426 332		**10 718 254**
6. Shares and other variable-yield securities		**9 822 699**		**9 504 104**
7. Participating interests		**468 017**		**439 946**
8. Shares in affiliated undertakings		**1 578 169**		**1 579 962**
9. Intangible assets		**117 810**		**94 906**
10. Tangible assets		**300 962**		**281 646**
11. Other assets		**323 824**		**460 000**
12. Subscribed capital and reserves, called but not paid		**319 698**		**479 548**
13. Prepayments and accrued income		**15 979 535**		**16 189 101**
TOTAL ASSETS		**556 419 970**		**547 330 600**

LIABILITIES		30.06.2024 (Unaudited)		31.12.2023
1. Amounts owed to credit institutions				
a) repayable on demand	563 770		1 094 567	
b) with agreed maturity or periods of notice	1 118 321		1 051 719	
		1 682 091		**2 146 286**
2. Amounts owed to customers				
a) repayable on demand	1 456 892		1 917 903	
b) with agreed maturity or periods of notice	4 510		159 477	
		1 461 402		**2 077 380**
3. Debts evidenced by certificates				
a) debt securities in issue	437 714 061		426 635 480	
b) others	7 032 271		8 184 017	
		444 746 332		**434 819 497**
4. Other liabilities		**4 608 824**		**4 846 177**
5. Accruals and deferred income		**16 780 433**		**17 945 728**
6. Provisions				
a) pension plans and health insurance scheme	4 845 568		4 708 456	
b) provision in respect of guarantee operations	88 057		77 139	
		4 933 625		**4 785 595**
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		**22 190 715**
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	18 692 683		18 287 284	
c) special activities reserve	12 665 555		11 194 601	
d) general loan reserve	2 281 423		1 883 372	
		58 519 222		**56 244 818**
9. Profit for the financial period/year		**1 497 326**		**2 274 404**
TOTAL LIABILITIES		**556 419 970**		**547 330 600**

28 | SEC report as at June 30, 2024

EIB OFF BALANCE SHEET AS AT JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2024 (Unaudited)		31.12.2023
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		**26 939 741**		**26 930 111**
Commitments:				
- EIF capital uncalled		**3 520 800**		**3 524 800**
- Undisbursed loans				
- credit institutions	27 799 125		30 888 083	
- customers	99 508 835		99 325 526	
		127 307 960		**130 213 609**
- Undisbursed shares and other variable-yield securities				
- Undisbursed private equity and venture capital operations	4 851 400		4 781 500	
- Undisbursed investment and infrastructure funds	3 432 278		3 312 394	
- EBRD capital uncalled	712 630		712 630	
		8 996 308		**8 806 524**
- Borrowings launched but not yet settled		**257 564**		**223 950**
- Undisbursed loans substitutes		**57 000**		**0**
- Securities receivable		**9 800**		**0**
Assets held on behalf of third parties:				
- Innovation Fund	10 030 975		9 030 405	
- Modernisation fund	5 248 179		5 118 076	
- Investment Facility Cotonou	3 853 381		4 009 790	
- EIF	2 281 845		2 237 137	
- InvestEU	2 083 298		2 028 033	
- InnovFin	2 059 678		2 101 940	
- NER300	1 042 652		1 043 512	
- CEF	870 495		865 833	
- Pan-European Guarantee Fund	684 422		669 835	
- Partnership Platform for Funds	665 660		674 629	
- EU-Africa Infrastructure Trust Fund	369 808		373 485	
- Decentralised Financial Instruments	245 418		177 627	
- RRF-FI	153 394		91 245	
- Special Section	114 048		119 221	
- ACP TF EC Compartment	98 306		123 622	
- EU for Ukraine Fund	86 735		72 931	
- Private Finance for Energy Efficiency Instrument	58 078		57 090	
- RSFF (incl. RSI)	55 790		86 885	
- DCFTA	51 656		50 588	
- ENPI	47 517		51 178	
- NIF Risk Capital Facility	45 934		45 075	
- GF Greece	44 471		43 687	
- AECID	31 111		37 956	
- GCFF Jordan Private Sector Guarantee Facility	30 129		28 370	
- NIF Trust Fund	28 132		17 404	
- FEMIP Trust Fund	25 289		25 947	
- EPTA Trust Fund	17 220		18 030	
- EU Support to Boost Africa	12 556		12 069	
- Natural Capital Financing Facility	12 405		12 173	
- IPA II	11 687		18 729	

SEC report as at **June 30, 2024** | 29

EIB OFF BALANCE SHEET AS AT JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000) (continued)

		30.06.2024 (Unaudited)		31.12.2023
Assets held on behalf of third parties (Continued):				
- IW4	9 477		9 691	
- JESSICA (Holding Funds)	4 303		33 025	
- GEF-UNEP	1 456		1 378	
- EFSI-EIAH	728		37 864	
- EU Trade and Competitiveness Program	704		792	
- EFSD Guarantee "Access to Finance Initiative"	539		200	
- JASPERS	317		2 488	
- EU4Business Guarantee Facility	259		281	
- AIP Zambia	218		258	
- AIP Kulima	175		276	
- EPIC	5		51	
- fi-compass	1		2 375	
- TARGET	1		3	
- InvestEU Advisory Hub	0		4 433	
		30 378 452		**29 335 617**
Other items				
- Notional value of interest-rate swaps		**631 166 672**		**598 658 133**
- Notional value of currency swap contracts receivable		**231 031 351**		**238 814 394**
- Notional value of currency swap contracts payable		**230 166 081**		**239 108 656**
- Notional value of short-term currency swap contracts payable		**33 844 107**		**26 606 319**
- Notional value of short-term currency swap contracts receivable		**33 839 400**		**26 212 091**
- Notional amount of futures contracts		**30 446 313**		**21 311 849**
- Put option granted to EIF minority shareholders		**483 283**		**461 826**
- Currency swaps launched but not yet settled payable		**141 318**		**45 249**
- Currency swaps launched but not yet settled receivable		**141 228**		**45 517**
- Notional amount of currency forwards		**61 589**		**127 287**
- Special deposits for servicing borrowings		**4 185**		**2 422**

30 | SEC report as at **June 30, 2024**

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2024 (Unaudited)		H1 2023 (Unaudited)		2023
1.	**Interest receivable and similar income**		**16 755 270**		**14 353 179**		**26 070 107**
2.	**Interest payable and similar charges**		**- 15 034 735**		**- 12 665 701**		**- 22 879 518**
3.	**Income from securities**						
	a) income from shares and other variable-yield securities	327 742		288 029		617 177	
	b) income from shares in affiliated undertakings	13 690		7 824		7 824	
			341 432		**295 853**		**625 001**
4.	**Commissions receivable**		**216 087**		**162 559**		**441 861**
5.	**Commissions payable**		**- 198 080**		**- 220 486**		**- 435 679**
6.	**Net result on financial operations**		**35 491**		**- 169 475**		**- 7 122**
7.	**Net other operating income and expense**		**6 643**		**7 006**		**15 073**
8.	**General administrative expenses**						
	a) staff costs	- 463 447		- 444 505		- 962 523	
	b) other administrative expenses	- 162 191		- 138 826		- 342 542	
			- 625 638		**- 583 331**		**- 1 305 065**
9.	**Value adjustments in respect of tangible and intangible assets**						
	a) tangible assets	- 13 012		- 12 900		- 35 121	
	b) intangible assets	- 13 282		- 11 789		- 35 824	
			- 26 294		**- 24 689**		**- 70 945**
10.	**Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities**		**25 637**		**- 214 922**		**- 173 582**
11.	**Value (re-)adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings**		**1 513**		**23**		**- 5 727**
12.	**Profit for the financial period/year**		**1 497 326**		**940 016**		**2 274 404**

SEC report as at **June 30, 2024** | 31

EIB CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2024 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2024 (Unaudited)	H1 2023 (Unaudited)	2023
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 497 326**	**940 016**	**2 274 404**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	- 25 637	214 922	173 582
Value adjustments in respect of tangible and intangible assets, and write-off	26 294	24 689	70 984
Value (re-)adjustments in respect of transferable securities held as financial fixed assets, shares, other variable-yield securities and participating interests	1 158	70 016	70 557
Gain from sale of EIF shares	- 1 190	0	0
Net interest income	- 1 720 535	- 1 687 477	- 3 190 589
Effect of exchange rate changes	27 578	- 38 411	- 1 654
Loss on operating activities	**- 195 006**	**- 476 245**	**- 602 716**
Disbursements of loans and advances to credit institutions and customers	- 22 029 652	- 18 644 378	- 49 212 369
Repayments of loans and advances to credit institutions and customers	20 791 483	21 235 481	43 573 735
Change in other loans and advances	- 4 445 580	- 17 360 308	- 19 264 172
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	- 4 823	- 23 824	- 122 729
Change in treasury operational portfolios	- 829 507	- 8 342 040	- 12 909 583
Change in amounts owed to credit institutions and customers	- 1 080 173	- 3 052 491	- 2 713 221
Change in provisions on pension plans and health insurance scheme	137 112	138 446	339 987
Change in provision in respect of guarantee operations	0	3 022	0
Change in other assets and other liabilities	- 93 815	107 320	548 171
Change in prepayments and accrued income and in accruals and deferred income	1 261 993	- 3 369 150	- 2 899 390
Interest received	14 223 730	11 159 363	21 965 335
Interest paid	- 11 895 884	- 9 773 634	- 19 645 378
Net cash from/(used in) operating activities	**- 4 160 122**	**- 28 398 438**	**- 40 942 330**
B. Cash flows from investing activities:			
Purchase and Subscription of EIF shares	0	- 30 518	- 30 518
Sale of EIF shares	2 983	0	0
Securities in Long-Term HQLA Portfolio purchased during the year	- 1 846 135	- 1 031 280	- 2 026 516
Securities from Long-Term HQLA Portfolio matured or sold during the year	115 000	9 000	9 000
Purchase of loan substitutes included in the debt securities portfolios	- 3 085 171	- 1 272 963	- 5 339 115
Redemption of loan substitutes included in the debt securities portfolios	2 415 170	2 143 957	3 853 416
Additions on shares and other variable-yield securities	- 885 470	- 967 433	- 1 964 710
Reflows on shares and other variable-yield securities	568 537	624 934	1 334 058
Additions on participating interests	- 44 405	- 28 782	- 88 558
Reflows on participating interests	13 558	15 315	624
Purchase of tangible and intangible assets	- 68 514	- 50 234	- 129 139
Net cash from/(used in) investing activities	**- 2 814 447**	**- 588 004**	**- 4 381 458**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	57 529 874	65 726 642	112 247 710
Redemption of debts evidenced by certificates	- 51 603 323	- 53 033 481	- 106 254 511
Member States' contribution	159 850	159 850	319 700
Net cash from/(used in) financing activities	**6 086 401**	**12 853 011**	**6 312 899**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial year	**24 770 124**	**63 536 016**	**63 536 016**
Net cash from/(used in):			
Operating activities	- 4 160 122	- 28 398 438	- 40 942 330
Investing activities	- 2 814 447	- 588 004	- 4 381 458
Financing activities	6 086 401	12 853 011	6 312 899
Effect of exchange rate changes on cash held	- 291 764	102 444	244 997
Cash and cash equivalents at the end of financial period/year	**23 590 192**	**47 505 029**	**24 770 124**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	13	14	13
Money market securities	731 322	560 678	49 891
Loans and advances to credit institutions and customers:			
Repayable on demand	765 757	581 552	699 496
Other loans and advances	22 093 100	46 362 785	24 020 724
	23 590 192	**47 505 029**	**24 770 124**

32 | SEC report as at **June 30, 2024**

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the "Bank") as at June 30, 2024 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2024 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2024.

The audited financial statements as at and for the financial year ended December 31, 2023 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed financial statements as at and for the period ended June 30, 2024 are based on the same principles.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank's annual report for the financial year ended December 31, 2023.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2024	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	90 934 184	338 215 859	429 150 043
- Undisbursed portion	27 799 125	99 508 835	127 307 960
Aggregate loans granted	118 733 309	437 724 694	556 458 003

Analysis of aggregate loans granted (before provisions) as at December 31, 2023	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	91 347 123	335 335 122	426 682 245
- Undisbursed portion	30 888 083	99 325 526	130 213 609
Aggregate loans granted	122 235 206	434 660 648	556 895 854

Despite the general context of uncertainty in the global financial markets, the Bank currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the credit quality of the loan portfolio is deemed stable at present. It relies on a risk management strategy based on a robust due diligence process, adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at **June 30, 2024** | 33

Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2024 and as at December 31, 2023 as follows: Value adjustments on loans and advances (in EUR million) Balance sheet caption Type of value adjustment 30.06.2024 31.12.2023 Loans and advances to credit institutions d) value adjustments Collective 0 0 Specific 2 2 Loans and advances to customers c) value adjustments Collective 0 87 Specific 460 454 Total value adjustments 462 543 NOTE C Shares in affiliated undertakings The European Investment Fund The capital paid in by the Bank in respect of its subscription of EUR‘000 4,401,000 as at June 30, 2024 (EUR‘000 4,406,000 as at December 31, 2023) to the capital of the European Investment Fund (the “EIF”), with its registered office in Luxembourg, amounted to EUR‘000 1,578,169 as at June 30, 2024 (December 31, 2023: EUR‘000 1,579,962). As at June 30, 2024, the Bank held 59.72% of the EIF’s subscribed capital (59.78% as at December 31, 2023). Commitment to purchase the remaining EIF shares at a fixed price Under the terms of the Replacement Share Purchase Undertaking (‘RSPU’), the Bank was offering to buy the remaining subscribed shares from the EIF’s minority shareholders, other than the ones subscribed by the European Commission (‘EC’), for a price of EUR 620,389.29 per share as at June 30, 2024. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised. 34 | SEC report as at June 30, 2024

NOTE D Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2024 (UNAUDITED)	AVERAGE RATE (*) 30.06.2024 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2023	AVERAGE RATE (*) 31.12.2023
EUR	259 669 052	1.65	2024/2061	261 675 719	1.62
USD	107 802 086	2.98	2024/2058	97 159 685	2.70
GBP	37 059 402	3.68	2024/2054	34 889 117	3.73
AUD	10 612 048	3.07	2024/2040	9 600 389	2.90
PLN	8 758 413	3.57	2025/2043	8 950 340	3.62
SEK	4 576 346	1.97	2025/2040	4 685 022	1.97
CAD	4 378 556	2.27	2024/2045	4 382 496	2.27
CHF	3 239 257	2.10	2024/2036	3 370 086	2.10
NOK	2 298 951	3.13	2024/2037	3 474 045	2.87
ZAR	2 247 029	7.96	2024/2035	2 054 012	8.01
JPY	990 331	2.27	2024/2053	1 158 921	2.29
DKK	780 979	0.98	2024/2031	781 461	0.99
MXN	756 437	7.14	2025/2033	996 096	6.36
NZD	411 908	3.27	2027/2028	414 191	3.27
CNY	402 583	2.77	2025/2026	570 635	2.80
CZK	202 151	4.47	2025/2034	204 612	5.16
INR	145 659	7.09	2029/2033	43 523	7.40
TRY	88 795	9.51	2024/2027	137 218	9.83
HKD	82 542	2.47	2025/2029	34 757	0.53
RUB	70 827	3.89	2024/2026	66 310	3.89
BRL	59 408	9.25	2027/2027	65 276	9.25
HUF	53 910	9.06	2024/2025	55 643	9.06
EGP	38 968	15.75	2026/2027	29 242	14.00
RON	20 694	2.23	2026/2026	20 701	2.23
TOTAL	**444 746 332**			**434 819 497**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2024 and EUR 500m in 2023). All such borrowings are hedged in full through structured swap operations.

SEC report as at **June 30, 2024** | 35